UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)        December 10, 2012
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


   Delaware                        1-8729                    38-0387840
_________________________________________________________________________
(State or Other            (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

On December 10, 2012, Unisys Corporation issued a news release announcing that its Board of Directors has provided authorization to enable the company to purchase up to an aggregate of $50 million of the company's common stock and mandatory convertible preferred stock through December 31, 2014. Under the authorization, the company can repurchase shares in the open market, which may include the use of 10b5-1 plans, or through privately negotiated transactions. The timing of repurchases, if any, will depend upon several factors, including market and business conditions. Share repurchases may be suspended or discontinued at any time. A copy of this news release is attached hereto as Exhibit 99.


Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibit is being furnished herewith:

     99   News Release, dated December 10, 2012, of Unisys Corporation






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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               UNISYS CORPORATION


Date: December 10, 2012                    By: /s/ Janet B. Haugen
                                               -------------------
                                               Janet B. Haugen
                                               Senior Vice President and
                                               Chief Financial Officer










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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
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99    News Release, dated December 10, 2012, of Unisys Corporation